Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Capital Southwest Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Thomas, President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all
material  respects,   the  consolidated   financial  condition  and  results  of
operations of the Company.




Date:  August 8, 2003                            By: /s/ William R. Thomas
       --------------                               ----------------------------
                                                    William R. Thomas, President
                                                    and Chairman of the Board